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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2004

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employer Identification No.)
5655 Spalding Drive, Norcross, GA (Address of Principal Executive Offices)	30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment on Form 8-K/A amends the Current Report on Form 8-K filed by Serologicals Corporation on October 20, 2004 with respect to the Company's acquisition of Upstate Group, Inc. and Subsidiaries. This amendment is being filed for the sole purpose of filing the following Financial Statements and Exhibits that were previously omitted.

Item 9.01    Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired.

Audited consolidated balance sheets of Upstate Group, Inc. and Subsidiaries as of December 31, 2003 and 2002 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for each of the three years in the period ended December 31, 2003 and unaudited consolidated balance sheets of Upstate Group, Inc. and Subsidiaries as of September 30, 2004 and December 31, 2003 and the related unaudited consolidated statements of operations and cash flows for the nine months in the periods ended September 30, 2004 and 2003 are filed as exhibits hereto and incorporated herein by reference.

  (b)
  Pro Forma Financial Statements

Unaudited pro forma combined balance sheet of Serologicals Corporation as of September 26, 2004 and pro forma combined statements of income for the fiscal year ended December 28, 2003 and the nine months ended September 26, 2004 and related notes to unaudited pro forma combined financial statements are filed as exhibits hereto and incorporated herein by reference.

  (c)
  Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Audited consolidated balance sheets of Upstate Group, Inc. and Subsidiaries as of December 31, 2003 and 2002 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for each of the three years in the period ended December 31, 2003.
99.2
Unaudited consolidated balance sheet of Upstate Group, Inc. and Subsidiaries as of September 30, 2004 and December 31, 2003 and the unaudited consolidated statements of operations and cash flows for the nine months in the periods ended September 30, 2004 and 2003.
99.3
Unaudited pro forma combined balance sheet of Serologicals Corporation as of September 26, 2004 and unaudited pro forma combined statements of income for the fiscal year ended December 28, 2003 and the nine months ended September 26, 2004 and related notes to unaudited pro forma combined financial statements.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ HAROLD W. INGALLS
Name:	Harold W. Ingalls
Title:	Vice President of Finance and Chief Financial Officer

Date: December 6, 2004

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EXHIBIT INDEX

Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Audited consolidated balance sheets of Upstate Group, Inc. and Subsidiaries as of December 31, 2003 and 2002 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for each of the three years in the period ended December 31, 2003.
99.2
Unaudited consolidated balance sheets of Upstate Group, Inc. and Subsidiaries as of September 30, 2004 and December 31, 2003 and the unaudited consolidated statements of operations and cash flows for the nine months in the periods ended September 30, 2004 and 2003.
99.3
Unaudited pro forma combined balance sheet of Serologicals Corporation as of September 26, 2004 and unaudited pro forma combined statements of income for the fiscal year ended December 28, 2003 and the nine months ended September 26, 2004 and related notes to unaudited pro forma combined financial statements.

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  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX